OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                 (UNAUDITED)    (UNAUDITED)                  (UNAUDITED)    (UNAUDITED)
                                                OCT 31, 1997   SEPT 30, 1997                OCT 31, 1997   SEPT 30, 1997
                                                     ESD            ESD        CHANGE            PSD            PSD         CHANGE
                                                ------------   -------------   ----------     -----------   ----------    ---------
CURRENT ASSETS
Cash                                                  2,193         32,010       (29,817)       17,549       221,978     (204,429)
Restricted cash held in escrow                    2,614,801      2,596,886        17,915          -             -            -
Accounts receivable                                    -                                          -
  A/R--trade                                     11,361,193     10,532,425       828,768     2,724,121     3,055,417     (331,296)
  A/R--interco                                        8,757        148,219      (139,462)      102,425       174,337      (71,912)
  A/R--employees                                      5,699         (2,031)        7,730        30,035        25,123        4,912
  A/R--supplemental                               1,385,610      1,122,742       262,868                                     -
  A/R--misc.                                         94,850         14,442        80,408          -                          -
  Allowance for doubtful accounts                (2,129,138)    (1,847,082)     (282,056)     (294,463)     (274,344)     (20,119)
                                               ------------   -------------   ----------   -----------    ----------    ---------
    Accounts receivable, net                     10,726,971      9,968,715       758,256     2,562,118     2,980,533     (418,415)
                                               ------------   -------------   ----------   -----------    ----------    ---------
Costs and earnings in excess of billings          7,389,421      8,185,514      (796,093)         -             -            -
Prepaid expenses                                     39,585         33,936         5,649       122,824       103,586       19,238
Inventory                                            18,315         26,809        (8,494)    3,437,360     3,544,628     (107,268)
Inventory reserve                                      -              -             -         (924,118)     (852,692)     (71,426)
                                               ------------   -------------   ----------   -----------    ----------    ---------
    Inventory, net                                   18,315         26,809        (8,494)    2,513,242     2,691,936     (178,694)
                                               ------------   -------------   ----------   -----------    ----------    ---------
Other current assets                                   -              -             -             -             -            -
                                               ------------   -------------   ----------   -----------    ----------    ---------
TOTAL CURRENT ASSETS                             20,791,286     20,843,870       (52,584)    5,215,733     5,998,033     (782,300)
                                               ------------   -------------   ----------   -----------    ----------    ---------
PROPERTY AND EQUIPMENT
  Field equipment                                 2,115,519      2,100,017        15,502       321,020       237,825       83,195
  Automotive equipment                              937,976        895,569        42,407       619,626       619,626         -
  Office furniture and equipment                    791,692        790,897           795       895,500       873,193       22,307
  Equipment under capital leases                                                    -                                        -
  Leasehold improvements                             90,823         90,823                      37,993        37,993         -
                                               ------------   -------------   ----------   -----------    ----------    ---------
TOTAL PROPERTY & EQUIP., AT COST                  3,936,010      3,877,306        58,704     1,874,139     1,768,637      105,502
  Accum. Depreciation                            (2,211,521)    (2,129,493)      (82,028)     (940,221)     (881,372)     (58,849)
                                               ------------   -------------   ----------   -----------    ----------    ---------
TOTAL PROPERTY & EQUIP., NET                      1,724,489      1,747,813       (23,324)      933,918       887,265       46,653
                                               ------------   -------------   ----------    ----------    ----------    ---------
Long-term receivable - Other (Texas)                931,981        814,814       117,167          -             -            -
Other Assets                                        159,435        156,258         3,177          -             -            -
Investment & Intercompany in Subsidiaires              -              -             -             -             -            -
                                               ------------   -------------   ----------   -----------    ----------    ---------
TOTAL ASSETS                                     23,607,191     23,562,755        44,436     6,149,651     6,885,298     (735,647)
                                               ------------   -------------   ----------   -----------    ----------    ---------
                                               ------------   -------------   ----------   -----------    ----------    ---------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                  263,401        318,784       (55,383)      173,066       221,198      (48,132)
  Line of Credit                                       -              -             -             -             -            -
  Accrued expenses, excluding bankruptcy costs      544,390        495,502        48,888       611,117       515,652       95,465
  Accrued bankruptcy costs                             -              -             -             -             -
  Estimated claims against cash held in escrow    2,560,602      2,560,602          -             -                          -
  Billings in excess of costs & earnings               -              -             -             -             -            -
  Current portion of long term debt                    -              -             -             -             -            -
  Intercompany - BNYFC                            8,688,044      8,184,452       503,592     7,479,565     7,514,758      (35,193)
  Intercompany payables                              39,584         15,109        24,475       119,217        43,543       75,674
                                               ------------   -------------   ----------   -----------    ----------    ---------
TOTAL POST PETITION CURRENT LIABILITIES          12,096,021     11,574,449       521,572     8,382,965     8,295,151       87,814
Intercompany - BNYFC                                   -              -             -             -             -            -
Intercompany Notes Payable                        8,741,768      8,741,768          -             -             -            -
Pre Petition Liabilities                          2,489,795      2,565,465       (75,670)      975,665     1,025,286      (49,621)
Pre Petition Estimated Construction Claims             -                            -             -                          -
                                               ------------   -------------   ----------   -----------    ----------    ---------
  TOTAL LIABILITIES                              23,327,584     22,881,682       445,902     9,358,630     9,320,437       38,193
                                               ------------   -------------   ----------   -----------    ----------    ---------
SHAREHOLDERS' EQUITY
Common stock at par                                                                          3,371,172     3,371,172         -
Additional paid in capital                       17,791,864     17,791,864                  10,742,189    10,742,189         -
Treasury Stock A-P-I-C                                                              -                           -            -
Retained earnings - prior                       (15,563,779)   (15,563,779)         -      (14,767,222)  (14,767,222)        -
Y-T-D net income pre petition                       (26,496)       (26,496)         -         (247,894)     (247,894)        -
Y-T-D net income post petition                   (1,921,983)    (1,520,516)     (401,467)   (2,307,224)   (1,533,384)    (773,840)
  TOTAL SHAREHOLDERS' EQUITY                        279,607        681,073      (401,467)   (3,208,979)   (2,435,139)    (773,840)
                                               ------------   -------------   ----------   ----------     ----------   ----------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         23,607,191     23,562,755        44,436     6,149,651     6,885,298     (735,647)
                                              ------------   -------------    ----------   -----------    ----------   ----------
                                              ------------   -------------    ----------   -----------    ----------   ----------

           See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                                         (UNAUDITED)   (UNAUDITED)
                                                (UNAUDITED)    (UNAUDITED)              OCT 31, 1997  SEPT 30, 1997
                                                OCT 31, 1997  SEPT 30, 1997              CONTINUING    CONTINUING
                                                 CORPORATE      CORPORATE     CHANGE     OPERATIONS    OPERATIONS     CHANGE
                                               ------------  -------------  -----------  ------------  ------------   ----------
CURRENT ASSETS
Cash                                                108,009         11,494       96,515       127,751       265,482     (137,731)
Restricted cash held in escrow                         -              -            -        2,614,801     2,596,886       17,915
Accounts receivable                                    -
  A/R--trade                                        144,431        144,321          110    14,229,745    13,732,163      497,582
  A/R--interco                                         -              -            -          111,182       322,556     (211,374)
  A/R--employees                                       -              -            -           35,734        23,092       12,642
  A/R--supplemental                                    -              -            -        1,385,610     1,122,742      262,868
  A/R--misc.                                      1,076,094      1,076,094         -        1,170,944     1,090,536       80,408
  Allowance for doubtful accounts                (1,138,467)    (1,138,467)        -       (3,562,068)   (3,259,893)    (302,175)
                                               ------------  -------------  -----------  ------------  ------------   ----------
    Accounts receivable, net                         82,058         81,948          110    13,371,147    13,031,196      339,951
                                               ------------  -------------  -----------  ------------  ------------   ----------
Costs and earnings in excess of billings               -              -            -        7,389,421     8,185,514     (796,093)
Prepaid expenses                                    475,232        365,839      109,393       637,641       503,361      134,280
Inventory                                              -              -            -        3,455,675     3,571,437     (115,762)
Inventory reserve                                      -              -            -         (924,118)     (852,692)     (71,426)
                                               ------------  -------------  -----------  ------------  ------------   ----------
    Inventory, net                                     -              -            -        2,531,557     2,718,745     (187,188)
                                               ------------  -------------  -----------  ------------  ------------   ----------
Other current assets                                   -               182         (182)         -              182         (182)
                                               ------------  -------------  -----------  ------------  ------------   ----------
TOTAL CURRENT ASSETS                                665,299        459,463      205,836    26,672,318    27,301,366     (629,048)
                                               ------------  -------------  -----------  ------------  ------------   ----------
PROPERTY AND EQUIPMENT
  Field equipment                                      -              -            -        2,436,539     2,337,842       98,697
  Automotive equipment                                 -              -            -        1,557,602     1,515,195       42,407
  Office furniture and equipment                    311,292        401,225      (89,933)    1,998,484     2,065,315      (66,831)
  Equipment under capital leases                       -              -            -             -
  Leasehold improvements                             21,780         21,780         -          150,596       150,596
                                               ------------  -------------  -----------  ------------  ------------   ----------
TOTAL PROPERTY & EQUIP., AT COST                    333,072        423,005      (89,933)    6,143,221     6,068,948       74,273
  Accum. Depreciation                              (267,386)      (349,530)      82,144    (3,419,128)   (3,360,395)     (58,733)
                                               ------------  -------------  -----------  ------------  ------------   ----------
TOTAL PROPERTY & EQUIP., NET                         65,686         73,475       (7,789)    2,724,093     2,708,553       15,540
                                               ------------  -------------  -----------  ------------  ------------   ----------
Long-term receivable - Other (Texas)                   -              -            -          931,981       814,814      117,167
Other Assets                                        475,838        487,914      (12,076)      635,273       644,172       (8,899)
Investment & Intercompany in Subsidiaires        74,785,283     78,490,636   (3,705,353)   74,785,283    78,490,636   (3,705,353)
                                               ------------  -------------  -----------  ------------  ------------   ----------
TOTAL ASSETS                                     75,992,106     79,511,488   (3,519,382)  105,748,948   109,959,541   (4,210,593)
                                               ------------  -------------  -----------  ------------  ------------   ----------
                                               ------------  -------------  -----------  ------------  ------------   ----------
POST PETITION CURRENT LIABILITIES
  Accounts payable                                  166,790        142,452       24,338       603,257       682,434      (79,177)
  Line of Credit                                 20,243,285     18,895,177    1,348,108    20,243,285    18,895,177    1,348,108
  Accrued expenses, excluding bankruptcy costs      569,387        506,183       63,204     1,724,894     1,517,337      207,557
  Accrued bankruptcy costs                        1,822,174      1,757,864       64,310     1,822,174     1,757,864       64,310
  Estimated claims against cash held in escrow         -              -            -        2,560,602     2,560,602         -
  Billings in excess of costs & earnings               -              -            -             -             -            -
  Current portion of long term debt                    -              -            -             -             -            -
  Intercompany - BNYFC                                 -              -            -       16,167,609    15,699,210      468,399
  Intercompany payables                               2,418            (79)       2,497       161,219        58,573      102,646
                                               ------------  -------------  -----------  ------------  ------------   ----------
TOTAL POST PETITION CURRENT LIABILITIES          22,804,054     21,301,597    1,502,457    43,283,040    41,171,197    2,111,843
Intercompany - BNYFC                            (20,888,536)   (20,202,456)    (686,080)  (20,888,536)  (20,202,456)    (686,080)
Intercompany Notes Payable                             -              -            -        8,741,768     8,741,768         -
Pre Petition Liabilities                          2,549,737      2,548,870          867     6,015,197     6,139,621     (124,424)
Pre Petition Estimated Construction Claims             -              -            -             -             -
                                               ------------  -------------  -----------  ------------  ------------   ----------
  TOTAL LIABILITIES                               4,465,255      3,648,011      817,244    37,151,469    35,850,130    1,301,339
                                               ------------  -------------  -----------  ------------  ------------   ----------
SHAREHOLDERS' EQUITY
Common stock at par                                 121,289        121,289         -        3,492,461     3,492,461         -
Additional paid in capital                      128,204,630    128,204,630         -      156,738,683   156,738,683
Treasury Stock A-P-I-C                             (562,506)      (562,506)        -         (562,506)     (562,506)        -
Retained earnings - prior                       (49,321,103)   (45,592,618)  (3,728,485)  (79,652,104)  (75,923,619)  (3,728,485)
Y-T-D net income pre petition                      (895,498)      (895,498)        -       (1,169,888)   (1,169,888)        -
Y-T-D net income post petition                   (6,019,961)    (5,411,820)    (608,141)  (10,249,168)   (8,465,720)  (1,783,448)
                                               ------------  -------------  -----------  ------------  ------------   ----------
  TOTAL SHAREHOLDERS' EQUITY                     71,526,851     75,863,477   (4,336,626)   68,597,479    74,109,411   (5,511,933)
                                               ------------  -------------  -----------  ------------  ------------   ----------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         75,992,106     79,511,488   (3,519,382)  105,748,948   109,959,541   (4,210,593)
                                               ------------  -------------  -----------  ------------  ------------   ----------
                                               ------------  -------------  -----------  ------------  ------------   ----------


           See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                            (UNAUDITED)     (UNAUDITED)                   (UNAUDITED)   (UNAUDITED)
                                            OCT 31, 1997   SEPT 30, 1997                 OCT 31, 1997  SEPT 30, 1997
                                            DISCONTINUED   DISCONTINUED                    COMBINED      COMBINED
                                             OPERATIONS      OPERATIONS      CHANGE         FINAL          FINAL          CHANGE
                                          --------------- --------------- ------------  ------------- --------------- -------------
CURRENT ASSETS
Cash                                              59,900        115,483       (55,583)       187,651         380,965      (193,314)
Restricted cash held in escrow                      -              -             -         2,614,801       2,596,886        17,915
Accounts receivable
  A/R--trade                                   8,536,784      9,400,646      (863,862)    22,766,529      23,132,809      (366,280)
  A/R--interco                                   170,937         76,899        94,038           -               -             -
  A/R--employees                                   2,284          1,123         1,161         38,018          24,215        13,803
  A/R--supplemental                                                              -         1,385,610       1,122,742       262,868
  A/R--misc.                                     197,240        244,255       (47,015)     1,368,184       1,334,791        33,393
  Allowance for doubtful accounts             (3,220,602)    (3,225,346)        4,744     (6,782,670)     (6,485,239)     (297,431)
                                          --------------- --------------- ------------  ------------- --------------- -------------
    Accounts receivable, net                   5,686,642      6,497,577      (810,935)    18,775,670      19,129,318      (353,648)
                                          --------------- --------------- ------------  ------------- --------------- -------------
Costs and earnings in excess of billings            -            94,256       (94,256)     7,389,421       8,279,770      (890,349)
Prepaid expenses                                  10,587         47,450       (36,863)       648,228         550,811        97,417
Inventory                                      1,965,839      2,342,336      (376,497)     5,421,514       5,913,773      (492,259)
Inventory reserve                             (1,851,428)    (2,127,925)      276,497     (2,775,546)     (2,980,617)      205,071
                                          --------------- --------------- ------------  ------------- --------------- -------------
    Inventory, net                               114,411        214,411      (100,000)     2,645,968       2,933,156      (287,188)
                                          --------------- --------------- ------------  ------------- --------------- -------------
Other current assets                              31,230         31,606          (376)        31,230          31,788          (558)
                                          --------------- --------------- ------------  ------------- --------------- -------------
TOTAL CURRENT ASSETS                           5,902,770      7,000,783    (1,098,013)    32,292,969      33,902,694    (1,609,725)
                                          --------------- --------------- ------------  ------------- --------------- -------------
PROPERTY AND EQUIPMENT
  Field equipment                                315,461        430,262      (114,801)     2,752,000       2,768,104       (16,104)
  Automotive equipment                           139,394        338,953      (199,559)     1,696,996       1,854,148      (157,152)
  Office furniture and equipment                 478,280        499,693       (21,413)     2,476,764       2,565,008       (88,244)
  Equipment under capital leases                                                 -                                            -
  Leasehold improvements                         189,519        199,949       (10,430)       340,115         350,545       (10,430)
                                          --------------- --------------- ------------  ------------- --------------- -------------
TOTAL PROPERTY & EQUIP., AT COST               1,122,653      1,468,857      (346,204)     7,265,875       7,537,805      (271,930)
  Accum. Depreciation                           (970,192)    (1,193,857)      223,665     (4,389,320)     (4,554,252)      164,932
                                          --------------- --------------- ------------  ------------- --------------- -------------
TOTAL PROPERTY & EQUIP., NET                     152,462        275,000      (122,538)     2,876,555       2,983,553      (106,998)
                                          --------------- --------------- ------------  ------------- --------------- -------------
Long-term receivable - Other (Texas)                -              -             -           931,981         814,814       117,167
Other Assets                                      20,811         20,759            52        656,084         676,053       (19,969)
Investment & Intercompany in Subsidiaires           -              -             -           425,000         425,000          -
                                          --------------- --------------- ------------  ------------- --------------- -------------
TOTAL ASSETS                                   6,076,043      7,296,542    (1,220,499)    37,182,590      38,802,114    (1,619,524)
                                          --------------- --------------- ------------  ------------- --------------- -------------
                                          --------------- --------------- ------------  ------------- --------------- -------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                65,207        128,076       (62,869)       668,462        810,510     (142,048)
  Line of Credit                                    -              -             -        20,243,285     18,895,177    1,348,108
  Accrued expenses, excluding
    bankruptcy costs                                  52         72,663       (72,611)     1,724,946      1,590,000      134,946
  Accrued bankruptcy costs                          -              -             -         1,822,174      1,757,864       64,310
  Estimated claims against cash held
    in escrow                                       -              -             -         2,560,602      2,560,602         -
  Billings in excess of costs & earnings            -            24,840       (24,840)          -            24,840      (24,840)
  Current portion of long term debt                 -              -             -              -              -            -
  Intercompany - BNYFC                         4,720,928      4,503,246       217,682           -              -            -
  Intercompany payables                          120,898        340,522      (219,624)          -              -            -
                                          --------------- --------------- ------------  ------------- --------------- -----------
TOTAL POST PETITION CURRENT LIABILITIES        4,907,084      5,069,347      (162,263)    27,019,469     25,638,993    1,380,476
Intercompany - BNYFC                                                             -                             -            -
Intercompany Notes Payable                     2,535,455      2,535,455                         -              -            -
Pre Petition Liabilities                      10,919,121     11,650,222      (731,101)    16,934,318     17,789,843     (855,525)
Pre Petition Estimated Construction Claims     2,904,000      2,904,000          -         2,904,000      2,904,000         -
                                          --------------- --------------- ------------  ------------- --------------- -----------
  TOTAL LIABILITIES                           21,265,660     22,159,024      (893,364)    46,857,787     46,332,836      524,951
                                          --------------- --------------- ------------  ------------- --------------- -----------
SHAREHOLDERS' EQUITY
Common stock at par                            2,082,948      2,082,948          -           121,289        121,289         -
Additional paid in capital                    25,370,632     25,370,632                  124,480,376    124,480,376
Treasury Stock A-P-I-C                              -              -             -          (562,506)      (562,506)        -
Retained earnings - prior                    (32,353,339)   (32,353,339)                (112,005,443)  (111,988,497)     (16,946)
Y-T-D net income pre petition                   (676,048)      (676,048)         -        (1,845,936)    (1,845,936)        -
Y-T-D net income post petition                (9,613,810)    (9,286,675)     (327,135)   (19,862,977)   (17,735,448)  (2,127,529)
  TOTAL SHAREHOLDERS' EQUITY                 (15,189,617)   (14,862,482)     (327,135)    (9,675,197)    (7,530,722)  (2,144,475)
                                          --------------- --------------- ------------  ------------- --------------- -----------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY       6,076,043      7,296,542    (1,220,499)    37,182,590     38,802,114   (1,619,524)
                                          --------------- --------------- ------------  ------------- --------------- -----------
                                          --------------- --------------- ------------  ------------- --------------- -----------


           See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                              (UNAUDITED)    (UNAUDITED)                   (UNAUDITED)    (UNAUDITED)
                                              MONTH ENDED    MONTH ENDED                   MONTH ENDED   MONTH ENDED
                                             OCT 31, 1997   SEPT 30, 1997                  OCT 31, 1997  SEPT 30, 1997
                                                  ESD            ESD           CHANGE          PSD           PSD          CHANGE
                                           --------------- ---------------- ------------  ------------- -------------- -----------
Sales                                         1,201,399      1,360,487       (159,088)        918,308       919,835        (1,527)
Cost of Sales                                   746,428        856,943       (110,515)        998,015       773,044       224,971
                                           --------------- ---------------- ------------  ------------- -------------- -----------
    Gross Profit                                454,971        503,544        (48,573)        (79,707)      146,791      (226,498)

Selling, General, and Administrative            425,411        457,259        (31,848)        234,893       302,588       (67,695)
                                           --------------- ---------------- ------------  ------------- -------------- -----------
Income From Operations                           29,560         46,285        (16,725)       (314,600)     (155,797)     (158,803)

Other Income(Expense):
  I/C Interest Income (Expense)                 (82,318)       (79,781)        (2,537)        (72,988)      (70,342)       (2,646)
  Interest Expense                               (1,774)        (4,141)         2,367             -             -             -
  Interest Income                                   -              -              -               -             -             -
  Gain (loss) on Asset Disposition                  (56)              -           (56)        (14,214)          -         (14,214)
  Amortization / Write-off of Goodwill              -              -              -               -             -             -
  Other Expense                                (347,946)       (60,256)      (287,690)       (372,038)      (14,836)     (357,202)
  Other Income                                    1,067              -          1,067             -             -             -
                                           --------------- ---------------- ------------  ------------- -------------- -----------
    Total Other Income (Expense)               (431,027)      (144,178)      (286,849)       (459,240)      (85,178)     (374,062)

                                           --------------- ---------------- ------------  ------------- -------------- -----------
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                    (401,467)       (97,893)      (303,574)       (773,840)     (240,975)     (532,865)
Bankruptcy Administrative Expenses                                                                                          -
                                           --------------- ---------------- ------------  ------------- -------------- -----------
Net Income (Loss)                              (401,467)       (97,893)      (303,574)       (773,840)     (240,975)     (532,865)
                                           --------------- ---------------- ------------  ------------- -------------- -----------
                                           --------------- ---------------- ------------  ------------- -------------- -----------

           See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION


                                                                                           (UNAUDITED)     (UNAUDITED)
                                           (UNAUDITED)      (UNAUDITED)                    MONTH ENDED     MONTH ENDED
                                           MONTH ENDED      MONTH ENDED                    OCT 31, 1997    SEPT 30, 1997
                                          OCT 31, 1997     SEPT 30, 1997                    CONTINUING      CONTINUING
                                            CORPORATE         CORPORATE       CHANGE       OPERATIONS      OPERATIONS      CHANGE
                                         -------------- ----------------- --------------  ------------- ---------------- ----------
Sales                                             -              -                -         2,119,707     2,280,322      (160,615)
Cost of Sales                                     -              -                -         1,744,443     1,629,987       114,456
                                         -------------- ----------------- --------------  ------------- ---------------- ----------
    Gross Profit                                  -              -                -           375,264       650,335      (275,071)

Selling, General, and Administrative          382,340        404,671          (22,331)      1,042,644     1,164,518      (121,874)
                                         -------------- ----------------- --------------  ------------- ---------------- ----------

Income From Operations                       (382,340)      (404,671)          22,331        (667,380)     (514,183)     (153,197)

Other Income(Expense):
  I/C Interest Income (Expense)               155,306        150,123            5,183             -             -             -
  Interest Expense                           (181,196)      (174,575)          (6,621)       (182,970)     (178,716)       (4,254)
  Interest Income                               1,476            -              1,476           1,476           -           1,476
  Gain (loss) on Asset Disposition                -              -                -           (14,270)          -         (14,270)
  Amortization / Write-off of Goodwill            -                               -               -             -             -
  Other Expense                              (154,023)       (24,106)        (129,917)       (874,007)      (99,198)     (774,809)
  Other Income                                    -              400             (400)          1,067           400           667
                                         -------------- ----------------- --------------  ------------- ---------------- ----------
    Total Other Income (Expense)             (178,437)       (48,158)        (130,279)     (1,068,704)     (277,514)     (791,190)

                                         -------------- ----------------- --------------  ------------- ---------------- ----------
Net Income (Loss) Before Bankruptcy
       Administrative Expenses               (560,777)      (452,829)        (107,948)     (1,736,084)     (791,697)     (944,387)
Bankruptcy Administrative Expenses            (64,310)      (335,000)         270,690         (64,310)     (335,000)      270,690
                                         -------------- ----------------- --------------  ------------- ---------------- ----------
Net Income (Loss)                            (625,087)      (787,829)         162,742      (1,800,394)   (1,126,697)     (673,697)
                                         -------------- ----------------- --------------  ------------- ---------------- ----------
                                         -------------- ----------------- --------------  ------------- ---------------- ----------

           See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION



                                         (UNAUDITED)       (UNAUDITED)                   (UNAUDITED)     (UNAUDITED)
                                         MONTH ENDED       MONTH ENDED                   MONTH ENDED     MONTH ENDED
                                        OCT 31, 1997      SEPT 30, 1997                  OCT 31, 1997    SEPT 30, 1997
                                        DISCONTINUED      DISCONTINUED                     COMBINED        COMBINED
                                         OPERATIONS         OPERATIONS        CHANGE         FINAL           FINAL        CHANGE
                                       --------------- ----------------- -------------  ------------- ---------------- -----------
Sales                                       195,597            56,640         138,957      2,154,527      2,115,582        38,945
Cost of Sales                               166,589           548,900        (382,311)     1,750,255      1,957,507      (207,252)
                                       --------------- ----------------- -------------  ------------- ---------------- -----------
    Gross Profit                             29,008          (492,260)        521,268        404,272        158,075       246,197

Selling, General, and Administrative        304,450           247,493          56,957      1,347,094      1,412,011       (64,917)
                                       --------------- ----------------- -------------  ------------- ---------------- -----------

Income From Operations                     (275,441)         (739,753)        464,312       (942,821)    (1,253,936)      311,115

Other Income(Expense):
  I/C Interest Income (Expense)                 -                 -               -              -              -             -
  Interest Expense                              (24)           (2,031)          2,007       (182,994)      (180,747)       (2,247)
  Interest Income                               -               6,972          (6,972)         1,476          6,972        (5,496)
  Gain (loss) on Asset Disposition          (17,705)           47,432         (65,137)       (31,975)        47,432       (79,407)
  Amortization / Write-off of Goodwill          -                 -               -              -              -             -
  Other Expense                            (141,994)       (2,155,591)      2,013,597     (1,016,001)    (2,254,789)    1,238,788
  Other Income                              108,029             7,193         100,836        109,096          7,593       101,503
                                       --------------- ----------------- -------------  ------------- ---------------- -----------
    Total Other Income (Expense)            (51,694)       (2,096,025)      2,044,331     (1,120,398)    (2,373,539)    1,253,141
                                                                                        ------------- ---------------- -----------
Net Income (Loss) Before Bankruptcy
       Administrative Expenses             (327,135)       (2,835,778)      2,508,643     (2,063,219)    (3,627,475)    1,564,256
Bankruptcy Administrative Expenses                                                -          (64,310)      (335,000)      270,690
                                       --------------- ----------------- -------------  ------------- ---------------- -----------
Net Income (Loss)                          (327,135)       (2,835,778)      2,508,643     (2,127,529)    (3,962,475)    1,834,946
                                       --------------- ----------------- -------------  ------------- ---------------- -----------
                                       --------------- ----------------- -------------  ------------- ---------------- -----------

           See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                    (UNAUDITED)      (UNAUDITED)
                                                                    MONTH ENDED      MONTH ENDED
                                                                  OCTOBER 31, 1997   SEPT 30, 1997      CHANGE
                                                                  ----------------- --------------  --------------
Cash flows from operating activities:
Net loss                                                              ($2,127,529)    ($3,962,477)   $1,834,948

Adjustments to reconcile net loss to net cash
  (used in) provided by operating activities:
    Depreciation                                                          110,144         111,616        (1,472)
    Additional Inventory Reserves in Discontinued Operations                    0       1,313,984    (1,313,984)
    Write down of property and equipment in Discontinued Operations             0         614,548      (614,548)
    (Gain) Loss on sale of property and equipment                          31,975         (47,432)       79,407
  Change in certain assets & liabilities:
  (Increase) decrease in:
    Receivables                                                           353,648       3,016,476    (2,662,828)
    Costs in excess of billings                                           890,349         397,781       492,568
    Inventory                                                             287,188         155,147       132,041
    Prepaids & other assets                                               (96,859)       (136,434)       39,575
   Increase (decrease) in:
    Accounts payable                                                     (142,048)        129,617      (271,665)
    Accrued expenses                                                      199,256         494,213      (294,957)
    Billings in excess of costs                                           (24,840)         13,972       (38,812)
    Other net changes in assets and liabilities                          (132,059)         23,478      (155,537)
                                                                  ----------------- --------------  --------------
      Total adjustments                                                 1,476,753       6,086,966    (4,610,213)
                                                                  ----------------- --------------  --------------
      Net cash provided by (used in) operating activities                (650,776)      2,124,489    (2,775,265)


Cash flows from investing activities :
     Proceeds from sale of equipment                                        6,150         114,709      (108,559)
     Additions to property and equipment                                  (41,271)        (22,919)      (18,352)
                                                                  ----------------- --------------  --------------
       Net cash provided by (used in) investing activities                (35,121)         91,790      (126,911)


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                   1,348,108      (1,203,194)    2,551,302
  Increase (decrease) in pre petition liabilities                        (855,525)       (989,936)      134,411
                                                                  ----------------- --------------  --------------
      Net cash provided by (used in) financing activities                 492,583      (2,193,130)    2,685,713
                                                                  ----------------- --------------  --------------
Net increase (decrease) in cash                                          (193,314)         23,149      (216,463)

CASH AT BEGINNING OF PERIOD                                               380,965         357,816        23,149
                                                                  ----------------- --------------  --------------

CASH AT END OF PERIOD                                                    $187,651        $380,965     ($193,314)
                                                                  ----------------- --------------  --------------
                                                                  ----------------- --------------  --------------

           See accompanying notes to financial statement information.

                                                                  EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
October 31, 1997 Financial Reporting Information

Notes to Financial Statement Information

The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

As of October 31, 1997, the Company's borrowings under the debtor-in-possession financing agreement with BNY Financial Corporation ("BNYFC") were $20,243,285 which exceeded the $17,000,000 borrowing limit in the debtor-in-possession financing agreement by $3,243,285. Additionally, the Company's borrowings exceeded the collateral formula by $11,410,000. The Company is currently negotiating with BNFYC to extend the debtor-in-possession financing agreement which expires December 31, 1997.